©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 2015 Third Quarter and YTD Results October 27, 2015 Exhibit 99.2

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
2015 Third Quarter and YTD Results
This presentation and comments made by management contain forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “potential,” “estimate”
or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ filings with the Securities and
Exchange Commission, including its 2014 Annual Report on Form 10-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
2
> FORWARD-LOOKING STATEMENTS

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
2015 Third Quarter and YTD Results
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items;
operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA, adjusted earnings per share, adjusted segment operating income and adjusted segment operating margin. The most comparable GAAP measures to these measures are revenues; operating margin;
revenues; cash flows from operating activities; net income; net income; earnings per share, operating income and operating margin, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.
3
> USE OF NON-GAAP FINANCIAL MEASURES

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 4 Troy Woods Chairman, President & Chief Executive Officer 4

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 5 Paul Todd Chief Financial Officer 5

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
6
(*) Adjusted EBITDA , Adjusted EBITDA margin and Adjusted EPS definitions are contained in Appendix
> CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
$707,890
$616,891
14.8
Total Revenues
$2,062,698
$1,811,774
13.8%
636,386
552,860
15.1
Revenues
Before Reimbursable Items
1,854,254
1,623,678
14.2
238,898
198,040
20.6
Adjusted EBITDA*
638,889
518,529
23.2
$0.78
$0.56
40.2
Adjusted EPS* from Continuing
Operations
$1.89
$1.38
36.8
(in thousands, except per share data)
3
rd
Qtr
2015

rd
Qtr
2014
Percent
Change
YTD
2015
YTD
2014
Percent
Change

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
7
Double digit revenue growth
Strong cross segment delivery of performance
Record volume gains
Expanding consolidated margins
45%
13%
20%
22%
Revenue by Segment*
North America
International
Merchant
NetSpend
$145.2
$113.9
$134.2
$159.8
$154.7
$154.5
$165.5
$197.3
27.6%
21.4%
24.9%
28.9%
27.2%
25.9%
26.6%
31.0%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
($ in millions)
(*) Revenues Before Reimbursable Items
$525.3
$532.8
$538.1
$552.9
$569.3
$595.8
$622.1
$636.4
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Consolidated
Revenue*
YOY Growth %
($ in millions)
37.3%
31.6%
Adjusted Operating Income
Operating Margin*
34.2%
8.5%
8.4%
11.8%
> 3Q 2015 CONSOLIDATED HIGHLIGHTS
15.6%

15.1%

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Revenue
—
5th straight quarter record-setting results
Operating income
—
4th straight quarter record-setting results
Transactions increased to 4.2B
—
5th straight quarter record-setting volume
AOF at 685.5M; Traditional AOF up 36.9%
481.9
495.5
510.3
541.4
550.0
653.2
677.5
685.5
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Accounts on File
YOY Growth
%
(in millions)
16.5%
13.4%
17.2%
17.1%
18.5%
19.1%
17.4%
18.1%
14.1%
16.6%
31.8%
49.4%
$87.1
$74.6
$84.6
$92.7
$99.6
$102.6
$108.4
$113.9
39.0%
33.2%
36.3%
38.5%
39.0%
38.5%
37.7%
38.8%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
($ in millions)
(*) Revenues Before Reimbursable Items
$223.3
$224.4
$233.2
$241.0
$255.5
$266.2
$287.2
$293.6
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Segment
Revenue*
YOY Growth %
($ in millions)
4.5%
Adjusted Segment Operating Income
Operating Margin*
9.1%
8.7%
10.9%
14.5%
18.7%
> 3Q 2015 NORTH AMERICA SEGMENT HIGHLIGHTS
(
) Growth Excluding Prepaid, Government Services and Single Use Accounts
32.8%
46.3%
23.1%

21.8%
26.6%
36.9%

59.1
60.7
62.5
64.1
66.6
70.5
73.9
74.9
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Accounts on File
YOY Growth
%
(in millions)
8.5%
8.9%
7.5%
8.1%
12.7%
16.1%
2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
9
Solid constant currency revenue growth trend
AOF increased 16.9%
Transactions increased 9.0%
Strong operating margin growth
Adjusted Segment Operating Income
Operating Margin*
$90.6
$76.8
$84.7
$87.4
$92.9
$73.7
$83.9
$86.4
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Segment
Revenue*
YOY Growth %
$18.0
$4.6
$11.7
$16.0
$22.8
$7.0
$13.4
$18.4
19.9%
5.9%
13.9%
18.3%
24.6%
9.5%
15.9%
21.3%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
($ in millions)
Reported
Constant
Currency
(*) Revenues Before Reimbursable Items
($ in millions)
9.0%
8.6%
0.5%
(4.6%)
10.6%
1.8%
12.2%
4.4%
2.5%
5.7%
(4.0%)
5.1%
> 3Q 2015 INTERNATIONAL SEGMENT HIGHLIGHTS
18.5%
(1.0%)
9.4%

(1.1%)
7.9%
16.9%

$62
$59
$62
$65
$64
$67
$71
$74
$48
$45
$46
$50
$44
$43
$46
$50
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Segment Revenue by LOB
YOY Growth %
22%
(12%)
($ in millions)
4%
(14%)
1%
(10%)
4%
(2%)
(9%)
3%
(4%)
13%
16%
(0%)
14%
(1%)
Direct
Indirect
2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
10
Revenue up 7.6%
Revenue mix: 60% Direct; 40% Indirect
SBS Sales Volume at $6.4B, up 9% YOY
POS transactions increased 11.1%, excluding
deconverted accounts
$110.4
$104.6
$108.3
$115.0
$107.7
$110.4
$117.9
$123.7
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Segment
Revenue*
YOY Growth %
(*) Revenues Before Reimbursable Items
($ in millions)
4.3%
$36.0
$30.2
$32.9
$40.4
$31.4
$34.1
$40.7
$42.4
32.6%
28.8%
30.4%
35.1%
29.2%
30.9%
34.5%
34.3%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Adjusted Segment Operating Income
Operating Margin*
($ in millions)
(4.3%)
(4.1%)
1.2%
(2.4%)
5.5%
> 3Q 2015 MERCHANT SEGMENT HIGHLIGHTS
8.8%

7.6%

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

$4.0
$6.6
$4.6
$4.4
$4.7
$7.7
$5.5
$5.4
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
21.5%
22.1%
17.2%
16.6%
18.2%
16.7%
($ in billions)
Gross Dollar Volume
YOY Growth %
$104.1
$132.6
$116.8
$114.0
$119.2
$155.1
$141.6
$139.6
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
16.1%
13.1%
11.4%
10.0%
14.4%
16.9%
21.2%
22.4%
Adjusted Segment Operating Income
Operating Margin
Segment Revenue
YOY Growth %
($ in millions)
($ in millions)
$31.7
$28.7
$30.7
$36.1
$32.7
$35.5
$36.4
$37.3
30.5%
21.7%
26.3%
31.7%
27.5%
22.9%
25.7%
26.7%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
> 3Q 2015 NETSPEND SEGMENT HIGHLIGHTS
19.5%
22.3%
Gross Dollar Volume (GDV) up 22.3%
Total active cards at 3.6M, up 18.1%
Direct deposit active cards at 1.8M, up 18.1%
Signed 3-year distribution agreement with Rite Aid
Extended
distribution
relationship
with
InComm
for
5 years

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

> SEGMENT OPERATING MARGIN AND CONSOLIDATED
ADJUSTED OPERATING MARGIN
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America
$113,946
$293,571
38.81%
International
18,370
86,466
21.25%
Merchant
42,387
123,721
34.26%
NetSpend
37,315
139,648
26.72%
Eliminations
--
(7,000)
Corporate administration excluding stock comp
(14,736)
--
Adjusted
operating margin
$197,282
$636,386
31.00%
Amortization of acquisition intangibles
(22,883)
Share-based compensation
(11,295)
Operating
income (US GAAP)
$163,104
(in thousands)
Three Months Ended September 30, 2015

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

> SEGMENT OPERATING MARGIN AND CONSOLIDATED
ADJUSTED OPERATING MARGIN
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America
$324,902
$846,989
38.36%
International
38,706
244,033
15.86%
Merchant
117,192
351,987
33.29%
NetSpend
109,224
436,343
25.03%
Eliminations
--
(25,098)
Corporate administration excluding stock comp
(72,753)
--
Adjusted
operating margin
$517,271
$1,854,254
27.90%
Amortization of acquisition intangibles
(69,601)
Stock-based compensation
(31,468)
Operating
income (US GAAP)
$416,202
(in thousands)
Nine Months Ended September 30, 2015

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

> ROLLFORWARD OF QUARTERLY CASH BALANCE
$200
$500
$100
$0
$300
Operating
Activities
$175
Cap Ex
($40)
Debt Pmts
($16)
Dividends
($18)
Ending
Balance
$448
(in millions)
6/30/2015
9/30/2015
$400
Beginning
Balance
$349
Other
($2)
$600

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

> CASH FLOW STRENGTH: 2015 TTM Consolidated
Financial Highlights
(in millions)
$833
$631
$426
$366
$448
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
$750
$825
$900
Adjusted EBITDA
Cash flow from operations
Free cash flow
Net income
Ending cash
(TTM = Trailing Twelve Months)

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Range
Range
Percent Change
$2,728
to
$2,746
11%
to
12%
Reimbursable Items
$2,463
to
$2,473
12%
to
13%
$2.43
to
$2.47
24%
to
26%
Shares
184
(in millions, except per share data)
(*) See Appendix for guidance assumptions

> 2015 REVISED GUIDANCE*

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 17 Q&A

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 18 Appendix

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and NetSpend merger & acquisition expenses.
Adjusted EPS is adjusted earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and NetSpend merger & acquisition expenses.
Adjusted segment operating income is operating income at the segment level adjusted for amortization of acquisition intangibles.
Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:
–
adjusted EBITDA and adjusted EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation
expense
that
can
vary
substantially
from
company
to
company
depending
upon
their
respective
financing
structures
and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
–
securities analysts use adjusted EBITDA and adjusted EPS as supplemental measures to evaluate the overall operating performance of companies.
By comparing the Company’s adjusted EBITDA and adjusted EPS in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations.
The Company’s management uses the non-GAAP financial measures:
–
as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
–
for planning purposes, including the preparation of the Company’s annual operating budget;
–
to allocate resources to enhance the financial performance of the Company’s business;
–
to evaluate the effectiveness of the Company’s business strategies; and
–
in communications with the Company’s board of directors concerning the Company’s financial performance.

> APPENDIX: Non-GAAP Items –
Adjusted EBITDA
and Adjusted EPS

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consumer Credit
373.6
263.9
41.5
373.6
374.1
(0.1
Retail
25.4
28.4
(10.3
)
25.4
26.4
(3.5
Total Consumer
399.0
292.3
36.5
399.0
400.5
(0.4
Commercial
44.1
41.5
6.0
44.1
44.0
0.3
Other
24.8
21.2
17.4
24.8
24.0
3.2
Subtotal
467.9
355.0
31.8
467.9
468.5
(0.1
Prepaid*/
Stored Value
133.8
125.1
6.9
133.8
133.1
0.4
Government
Services
78.7
66.7
18.0
78.7
77.1
2.1
Commercial Card
Single
Use
80.0
58.7
36.3
80.0
72.7
10.1
Total AOF
760.4
605.5
25.6
760.4
751.4
1.2
(in millions)
Sep
2015
Sep
2015
Sep
2014
Sep
2014
%
Change
%
Change
Sep
2015
Sep
2015
Jun
2015
Jun
2015
%
Change
%
Change
(* -
Prepaid does not include NetSpend accounts)
> APPENDIX: Accounts on File Portfolio Summary

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
> APPENDIX: Non-GAAP Reconciliation –
Revenues Before
Reimbursable Items
Three Months Ended                     Nine Months Ended
9/30/15               9/30/14
9/30/15                   9/30/14
Revenues
$707,890
$616,891
$2,062,698
$1,811,774
Items
71,504
64,031
208,444
188,096
Before Reimbursable Items
$636,386
$552,860
$1,854,254
$1,623,678
(in thousands)

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
> APPENDIX: Non-GAAP Reconciliation –
Adjusted Segment
Operating Income and Operating Margin
Three
Months Ended                                   Nine Months Ended
9/30/15             9/30/14                                  9/30/15             9/30/14
Operating income
$163,104
$129,407
$416,202
$308,867
Add:
Acquisition
intangible amort
22,883
24,210
69,601
72,805
Add: Corporate admin and other
26,031
31,627
104,221
101,510
Total segment
adjusted operating income
$212,018
$185,244
$590,024
$483,182
By segment: North America services (a)
$113,946
$92,736
$324,902
$251,892
International services (b)
$18,370
$15,976
$38,706
$32,274
Merchant services (c)
$42,387
$40,409
$117,192
$103,473
NetSpend (d)
$37,315
$36,123
$109,224
$95,543
Total revenues
$707,890
$616,891
$2,062,698
$1,811,774
Reimbursable items
(71,504)
(64,031)
(208,444)
(188,096)
Total segment
revenues
before reimbursable items
$636,386
$552,860
$1,854,254
$1,623,678
Intersegment
revenues
7,000
4,542
25,098
15,248
By segment: North America services (e)
$293,571
$240,957
$846,989
$698,543
International services (f)
$86,446
$87,385
$244,033
$248,890
Merchant services (g)
$123,721
$115,012
$351,987
$327,972
NetSpend (h)
$139,648
$114,048
$436,343
$363,521
Adjusted segment operating margin:
North America services (a) / (e)
38.81%
38.49%
38.36%
36.06%
International services
(b) / (f)
21.25%
18.28%
15.86%
12.97%
Merchant services (c) / (g)
34.26%
35.13%
33.29%
31.55%
NetSpend (d) / (h)
26.72%
31.67%
25.03%
26.28%
(in thousands)

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
> APPENDIX: Non-GAAP Reconciliation –
Constant Currency
Nine
Months Ended
9/30/15        9/30/14
Percentage
Change
Three
Months Ended
9/30/15          9/30/14
Percentage
Change
(in thousands)
Consolidated:
Constant Currency (1)
$716,363
$616,891
16.1%
$2,088,418
$1,811,774
15.3
Foreign Currency
(2)
(8,473
---
(25,720
---
Total Revenues
$707,890
$616,891
14.8%
$2,062,698
$1,811,774
13.8
International
Services:
Constant Currency (1)
$100,512
$91,865
9.4%
$286,969
$264,710
8.4
Foreign Currency (2)
(8,335
---
(25,372
---
Total Revenues
$92,177
$91,865
0.3%
$261,597
$264,710
(1.2

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
> APPENDIX: Non-GAAP Reconciliation –
Constant Currency
Nine
Months Ended
9/30/15        9/30/14
Percentage
Change
Three
Months Ended
9/30/15          9/30/14
Percentage
Change
(in thousands)
Consolidated:
Constant Currency (1)
$644,364
$552,860
16.6%
$1,878,291
$1,623,678
15.7
Foreign Currency
(2)
(7,978
---
(24,037
---
Revenues before
reimbursable items
$636,386
$552,860
15.1%
$1,854,254
$1,623,678
14.2
International
Services:
Constant Currency (1)
$94,285
$87,385
7.9%
$267,721
$248,890
7.6
Foreign Currency (2)
(7,839
---
(23,688
---
Revenues before
Reimbursable Items
$86,446
$87,385
(1.1%)
$244,033
$248,890
(2.0

> APPENDIX: Non-GAAP Reconciliation –
EBITDA and
Adjusted EBITDA
2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

(in thousands)
Three Months Ended
Nine
Months Ended
Sep
2015
Sep
2014
Sep
2015
Sep
2014
:
$122,051
$85,198
$284,325
$248,163
:
Deduct: Income from discontinued
operations
--
(880)
--
(51,993)
Deduct: Equity in Income of Equity
Investments
(5,336)
(4,135)
(15,309)
(11,831)
Add: Income Taxes
37,825
39,227
119,204
94,333
Add: Nonoperating expenses
8,564
9,997
27,982
30,195
Add: Depreciation and amortization
64,499
62,434
191,219
183,430
$227,603
$191,841
$607,421
$492,297
Add: Share-based compensation
11,295
5,420
31,468
23,019
Add: NetSpend
M&A expenses
--
779
--
3,213
$238,898
$198,040
$638,889
$518,529
Deduct: State tax credits and related
expenses
(15,084)
--
(15,084)
--
of state
tax credits and related expenses
$223,814
$198,040
$623,805
$518,529

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

> APPENDIX: Non-GAAP Reconciliation –
Adjusted EPS
(in thousands)
Three Months Ended
Nine Months Ended
Sep
2015
Sep
2014
Sep
2015
Sep
2014
from continuing operations available to TSYS
$120,622
$82,925
$281,216
$192,018
to TSYS common
Acquisition intangible amortization
15,104
15,762
45,948
47,374
Share-based compensation
7,544
3,573
21,018
15,174
NetSpend M&A expenses
--
786
--
3,111
$143,270
$103,046
$348,182
$257,677
expenses, net
of tax
(23,557)
--
(23,557)
--
of state tax credits and
related expenses (c)
$119,713
$103,046
$324,625
$257,677
and participating
183,954
185,577
184,320
186,559
Available to TSYS Common Shareholders
$0.66
$0.45
$1.53
$1.03
EPS Available to TSYS Common
$0.78
$0.56
$1.89
$1.38
EPS  without impact of tax credits Available
$0.65
$0.56
$1.76
$1.38

2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Trailing Twelve
Months Ended
9/30/2015
$630,640
Purchases
of
property
and
equipment
(57,062)
Additions to licensed computer software from vendors
(32,192)
Additions
to
internally
developed
computer
software
(41,893)
Additions to contract acquisition
costs
(73,303)
$426,190
(in thousands)
> APPENDIX: Non-GAAP Reconciliation –
Free Cash Flow

> APPENDIX: Non-GAAP Reconciliation –
EBITDA and
Adjusted EBITDA
2015 Third Quarter and YTD Results
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Trailing Twelve
Months Ended
9/30/2015
Net Income
$365,567
Adjusted for:
Add: Discontinued operations
3,338
Deduct: Equity in Income of Equity Investments
(21,061)
Add: Income Taxes
154,632
Add: Nonoperating expense
36,499
Add: Depreciation and Amortization
254,410
EBITDA
$793,385
Adjust for: Share-based compensation
39,239
NetSpend M&A Operating Expenses*
3
Adjusted EBITDA
$832,627
(in thousands)
* Excludes share-based compensation

> APPENDIX: 2015 Revised Guidance Assumptions
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
The revised guidance assumes:
There will be no significant movements in the London Interbank Offered
Rate and TSYS will not make any significant draws on the remaining balance of its credit facility;
There will be no significant movement in foreign currency exchange rates related to TSYS’ business;
TSYS will not incur significant expenses associated with the conversion of new large clients, additional acquisitions, or any significant impairment of goodwill or other intangibles;
There will be no deconversions of large clients during the year; and
The economy will not worsen.
Additionally, the impact of any future share repurchases is not included.
2015 Third Quarter and YTD Results